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GENIUS PRODUCTS, INC.

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genius products, inc.

WELLSPRING
A Division of Genius Products, Inc.

genius entertainment®
A Division of Genius Products, Inc.

December 2005

SAFE HARBOR STATEMENT
Except for statements relating solely to historical matters, the statements contained in these slides are forward-
looking statements. The forward-looking statements reflect assumptions and involve risks and uncertainties that may affect Genius Products’ business, forecasts, projections and prospects, and cause actual results to differ materially from those in these forward-looking statements. These forward-looking statements include, but are not limited to:
statements relating to the closing of the transaction with The Weinstein Company, including the anticipated timing of the closing; statements regarding the expected benefits of the transaction; statements relating to the future business and financial performance of Genius Products, the Distributor and/or The Weinstein Company, including statements regarding Genius Products’ revenues and operating income, as well as other projections; statements regarding future theatrical and direct-to-video releases, including the anticipated number and timing of such releases; and statements regarding the terms of the transaction, including the terms of the distribution agreement with The Weinstein Company and the ability to achieve the related performance measures. Other such risks and uncertainties include Genius Products’ ability to grow its business, to obtain additional licenses and to meet anticipated release schedules, as well as other matters described in Genius Products’ filings with the Securities and
Exchange Commission. Genius Products assumes no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of these slides.
Additional Important Information will be Filed with the SEC
We plan to file with the Securities and Exchange Commission, or SEC, and mail to our stockholders a proxy statement in connection with the transaction with TWC. Investors are urged to read the proxy statement and any other relevant documents when they become available because they will contain important information. Investors will be able to obtain free copies of the proxy statement and other documents that we file with the SEC through the Web site maintained by the SEC at www.sec.gov. In addition, investors will be able to obtain copies of the proxy statement free of charge from us, by contacting our proxy solicitor: The Altman Group, 1200
Wall Street West, Third Floor, Lyndhurst, NJ, 07071 or 800-820-2416.
Our directors, executive officers and certain other members of management may be deemed to be soliciting proxies in favor of the proposed transaction from our stockholders. For information about these directors, executive officers and members of management, please refer to our Annual Report on Form 10-KSB (as amended) for the fiscal year ended December 31, 2004 and our other filings with the SEC, which are available at the SEC’S website (www.sec.gov) and from us at the address provided in the preceding paragraph.

COMPANY OVERVIEW
•
Genius Products, Inc. (“GNPI”) (OTCBB: GNPI>OB) is a leading, fully integrated supplier of branded entertainment content and products to retailers in the U.S.
–
Four key content segments: Family, Cinema, Classics and Lifestyle
•
In December 2005, The Weinstein Company (TWC) and Genius Products
signed agreements to form a new venture to exploit the exclusive
U.S. home entertainment distribution rights of all content owned or controlled by TWC as well as the existing GNPI business
•
GNPI has major studio marketing, merchandising expertise, and access to the Top 10 U.S. retailers.
–
Strong relationships with all national and regional retailers
–
World class management team with significant industry experience
•
GNPI has a highly effective supply chain and a scalable operating structure
•
Headquartered in Solana Beach, CA with offices in Santa Monica,
CA and NYC, NY

SENIOR MANAGEMENT
Name Title Background
Stephen K Bannon Chairman Bannon & Co., Goldman Sachs
Trevor Drinkwater CEO Take Two Interactive, Warner Home Video
Nestle
Christine Martinez EVP/GM, Genius Products Warner Home Video
Shawn Howie, CPA EVP and CFO Movielink, The Irvine Company
Rodney Satterwhite EVP, Operations Warner Home Video, Giant Food Inc.
David Snyder EVP, Content & Acquisition Walt Disney Television International
Michael Radiloff EVP, Marketing Warner Home Video
Mitch Budin EVP, Sales Dreamworks, Warner Home Video
Michel Urich General Counsel Nara Bancorp
• Genius Products has assembled a world class management team with significant industry experience

GENIUS PRODUCTS
The Genius Products Brand Strategy:
• Develop highly recognizable and established consumer brands
• Products are developed to meet consumer demands
– Relevant content
– Underserved niches
– Price/Value proposition
– New technologies
– Trends
• Brand partners support DVD releases with national advertising and promotions
• Create a brand portfolio by leveraging new releases and
expanding catalog breadth

INDIE

Wellspring Entertainment
Sundance Festival Favorites
iFilm
ShortsPlay Extreme

LIFESTYLE

non-fiction films
Kadokawa Pictures, Inc.
NBC News
Health Wellness
Queer Eye for the Straight Guy
National Lampoon
Jillian Michaels
Black Belt Theatre
The Twilight Zone Radio Dramas

FAMILY

Bazooka
Baby Genius
Storybook Classics
bfc berliner film companie
Spectrum Connections — Connecting through Music
Meteor the Monster Truck

CLASSIC

TV Guide
Classic movie & television
AMC
Hollywood Movies & TV Classics

MUSIC

Paddington Bear
My Little Pony
Fun with Spot
Tonka
Curious George
little tikes
Raggedy Ann & Andy
Guess How Much I Love You
Rainbow Fish
Beatrix Potter
wee worship
The Snowman
Kid Genius
Baby Genius

6 BRAND PORTFOLIO • Genius’ portfolio consists of high-quality, consumer friendly brands

CONTENT AND MARKETING STRATEGIES
• Release movies or TV series with enduring appeal or strong cult following
• Offer balanced segment portfolio – multi disc sets and “best of”s
• Schedule releases to leverage key retail resets, holiday periods and appropriate tie-ins
• Partner supported national advertising campaigns
• Source “on-trend” and unique content for DVD exploitation
• Schedule releases to coincide with “peak” awareness periods/promotions and retail dates
• Support releases with relevant in-program advertising and third-party cross promotions
• Develop added-value content to enhance consumer viewing experience beyond the film
• Time releases to coincide with heavy ‘film festival’ activity
• Develop trade promotions that reward merchandising efforts at retail, leveraging all Indie brands
• Support segment with targeted print advertising and aggressive PR
• Establish core business with Big Brands and ‘the next Big thing’
• Utilize production relationships to super serve underserved audiences with niche and activity product
• Generate trial and awareness via Value programs and through secondary in-store placement programs
• Refresh proprietary brands, including heavy licensing and third-party promotions
• Direct in-store messaging and print advertising to Mom, focusing on brand-value equation
Content & Marketing Strategies Segment
• Genius’ core business strategies are focused around delivering unique content and consumer value through ‘retail-centric’
solutions

MASS
DOLLAR
RENTAL
SPECIALITY
DIRECT RESPONSE
BOOK
MUSIC
GROCERY & DRUG
sundance
ifilm
amc MOVIES
NATIONAL LAMPOON
Bazooka
HOLLYWOOD
TV GUIDE
baby genius

DIFFERENTIATED DISTRIBUTION STRATEGY
• Genius Products utilizes a
specialized distribution
strategy to ensure appropriate
distribution for each brand,
securing both in-line
placement and promotional
space
• Unique trade promotions and
retailer-sponsored advertising
stimulate consumer traffic
• Brand partners support the
distribution strategy with
national media and cross
promotions
BRANDED
DISTRIBUTION
NETWORK

RETAILER/CHANNEL DISTRIBUTION
• Genius distribution reaches a wide variety of retailers
relevant to our content partners across all channels
Mass Electronics Music Rental Internet Wholesale Club Toy
Wal*Mart Best Buy Transworld Blockbuster Amazon Costco Toys R Us
Target Circuit City Musicland Hollywood Video Buy.com BJ's KB Toys
Kmart Radio Shack Tower Hastings ShopNBC Sams
Shopko Fry's Wherehouse Movie Gallery Infinity Bi-mart
Pamida Brandsmart Virgin Family Video All Click & Mortar
Meijer Nebraska Furn. Mart Netflix
Fred Meyer
Zellers
Book Distribution Discount Mass Military Grocery Drug Convenience
Barnes & Noble Ingram Dollar General Eurpac Safeway CVS 7-Eleven
Borders VPD 99 Cent Store AAFES Kroger Eckerds Circle K
Ind. Book Stores AEC Dollar Tree Albertsons Rite Aid Flying J
Baker & Taylor Christmas Tree Stores Ahold Walgreens Mobil
ERI TJ Maxx A&P Sav-on Exxon
ROI Big Lots Publix Longs Misc Others
Navarre HEB
Misc. Regionals
Office Channel Department Game Specialty Christian Book Stores Specialty Direct Response Other
Staples Sears Electronics Boutique Family Christian JR Music Home Shopping Nework Petco
Office Depot Kohls Game Stop Lifeway Newbery Comics QVC PetSmart
Office Max Macy's Christian Book Columbia House Cracker Barrel
CompUSA Burlington Coat Fac. Spring Arbor Spencer Gifts
Mail Order
Sporting Good Stores
Lifestyle Retailers

"THRILLING!"
BEAT
SKIPPED

RUSSIAN ARK

IN THE REALMS OF THE UNREAL

THE BROWN BUNNY

UNDER THE SAND

TARNATION

MARGARET CHO
NOTORIOUS C.H.O.

PALINDROMES

"BEST FILM OF THE YEAR!"
Yi Yi

AMERICAN VANTAGE MEDIA
• Theatrical releasing began under the Wellspring banner in 1999 quickly earning the company a high profile reputation as an
art house distributor of highly acclaimed films by world-
renowned directors.
• The core business comprises classic films, new foreign and
American independent films and wellness programs.
• Genius Products acquired Wellspring Media in March,2005
• The Wellspring film library boasts over 700 films many of
which are critically acclaimed art house films

RETAIL MARKETING
• Utilize historical data – gross ships, returns, POS – of
comparable titles to establish account volume objectives
• Develop sales programs to leverage in-store events and
retailer’s go-to-market strategy
• Develop unique and value-added versions of releases to establish point of differentiation for key retailers
• Execute appropriate merchandising vehicles to optimize product distribution and customer touch points – corrugate
merchandisers, pallets, long-boxes and custom fixtures
• Design point of purchase materials that exploit each retailers consumer experience
• Build product configurations that ensure efficient distribution and minimize returns
Genius will leverage its channel expertise and retail relationships to deliver retailer specific in-store tactics:

OPERATIONS COMPETENCY
Our operations objective is to match or exceed execution, service, and efficiency levels of the major studios by:
• Building a responsive, flat organizational infrastructure with scalability
• Leveraging relationships and flexibility to source favorable pricing
• Integrated sales and analytics to support product planning to retail execution
• Incorporating superior systems, reporting and resource
management capabilities

WHY CONTENT OWNERS CHOOSE GENIUS PRODUCTS?
• Strong management team with extensive home video and packaged goods sales, marketing and distribution expertise
• Open access to all levels of key management
• Expertise in brand portfolio management
• Nimble and flexible infrastructure that can respond quickly to changing market dynamics and retailer needs
• Direct access to a wide retail distribution network
• Competitive operations and supply chain management
• Transparent financial and sales information sharing

Strategic Transaction with The Weinstein Company

THE WEINSTEIN TRANSACTION OVERVIEW
•
TWC is the new enterprise of Bob and Harvey Weinstein
–
Separated from Disney in March 2005, officially launched October 1, 2005
–
First film “Derailed” released in November 2005 has already grossed $35 million in box office revenues to date
•
TWC owns rights to:
–
Over 80 films and film projects
–
Produce, co-finance and co-distribute with Disney sequels to a number of established film franchises
–
Twelve television projects, including future seasons of established series Project Greenlight and Project Runway
–
Preferential relationships with a number of well-known and highly-
successful writers, directors and producers
–
The well-known Dimension Films name
–
The Rainbow / IFC content library
Since March, TWC has acquired 25 additional projects
•
TWC is fully financed by Goldman Sachs and array of international strategic and financial partners for approximately $1B ~ $490M equity.

TRANSACTION SUMMARY
•
The current operating business of GNPI will be transferred to
Genius Products, LLC (30% owned by GNPI and 70% by TWC)
–
Genius Products, LLC will receive the U.S. DVD distribution rights for most all TWC releases and future library. TWC will receive a 70% economic interest in Genius Products, LLC and a 70% voting interest in GNPI via preferred voting stock.
–
GNPI will contribute most all of its assets and operations to the LLC, and will retain a 30% economic interest in the LLC
–
GNPI shareholders will retain 100% common equity in GNPI with 30% voting rights (subject to TWC taking 70% of Common if it redeems its LLC interests)
•
GNPI will own exclusive U.S. DVD distribution rights to most all content produced or controlled by TWC, including all theatrical or DTV titles, as well as all Rainbow/IFC titles
–
Exclusive distribution rights for 5 years
–
Rights in perpetuity on any content released on DVD by GNPI during the term
•
Anticipated products to be distributed each year via the TWC transaction will include:
–
An average of 2 theatrical releases per month
–
Approximately 20-30 direct-to-video releases per year
–
Co-produced content from Rainbow/IFC
–
Other Acquisitions

Miramax Academy Awards 1988-2004

249 Nominations, 60 Wins

Academy Awards and Oscar statuette design mark are the registered trademarks and service marks, and the Oscar statuette the copyrighted property, of the Academy of Motion Picture Arts and Sciences.

17 A PROVEN TRACK RECORD

THE WEINSTEIN COMPANY
AND
genius products, inc.
ANNOUNCE THE FORMATION OF
A REVOLUTIONARY HOME VIDEO PARTNERSHIP
COMING TO DVD IN 2006
DERAILED
STARRING CLIVE OWEN & JENNIFER ANISTON
DIRECTED BY MIKAEL HÅFSTRÖM
THE LIBERTINE
STARRING JOHNNY DEPP
DIRECTED BY LAURENCE DUNMORE
TRANSAMERICA
STARRING FELICITY HUFFMAN
DIRECTED BY DUNCAN TUCKER
MRS. HENDERSON PRESENTS
STARRING JUDI DENCH & BOB HOSKINS
DIRECTED BY STEPHEN FREARS
THE MATADOR
STARRING PIERCE BROSNAN & GREG KINNEAR
DIRECTED BY RICHARD SHEPARD
MASTER OF THE CRIMSON ARMOR
DIRECTED BY CHEN KAIGE
BREAKING & ENTERING
STARRING JUDE LAW & JULIETTE BINOCHE
DIRECTED BY ANTHONY MINGHELLA
WOLF CREEK
STARRING JOHN JARRATT, NATHAN PHILLIPS, CASSANDRA MAGRATH & KESTIE MORASSI
DIRECTED BY GREG McLEAN
DOOGAL
STARRING IAN McKELLEN
DIRECTED BY FRANK PASSINGHAM
PULSE
STARRING KRISTEN BELL
DIRECTED BY JIM SONZERO
KILLSHOT
STARRING DIANE LANE, MICKEY ROURKE & THOMAS JANE
DIRECTED BY JOHN MADDEN
SCARY MOVIE 4
STARRING ANNA FARIS & REGINA HALL
DIRECTED BY DAVID ZUCKER
LUCKY NUMBER SLEVIN
STARRING JOSH HARTNETT & BRUCE WILLIS
DIRECTED BY PAUL McGUIGAN
GRIND HOUSE
DIRECTED BY ROBERT RODRIGUEZ & QUENTIN TARANTINO
SCHOOL FOR SCOUNDRELS
STARRING BILLY BOB THORNTON & JON HEDER
DIRECTED BY TODD PHILLIPS
AWAKE
STARRING JESSICA ALBA & HAYDEN CHRISTENSEN
DIRECTED BY JOBY HAROLD
THE PASSION OF THE CLERKS
DIRECTED BY KEVIN SMITH
YOUNG HANNIBAL BEHIND THE MASK
DIRECTED BY PETER WEBBER
SIN CITY 2
DIRECTED BY ROBERT RODRIGUEZ & FRANK MILLER

18 IMMEDIATE PRODUCT FLOW

•
Summary of data discussed during the December 6, 2005 investor conference call
EXPECTED IMPACT OF TRANSACTION
• 2006 & 2007 – 70% majority interest allocated to The Weinstein Company
• 2006 – Expect to utilize NOL of over $30 million to reduce the effective tax rate to 10% - 15%
• 2007 – Expect to utilize NOL to reduce the effective tax rate to 25% - 30%
• 2006 & 2007 – Approximate 60 million common shares outstanding after the recent financing
Other
• 2006 & 2007 - Estimate operating
margin of approximately 4%
• 2006 & 2007 - Gross margin should
improve from the 33% to approach 40%
target
• 2006 & 2007 – G&A expenses of $15 -
$20 million annually
Operating Income
• 2006 & 2007 – Expect to release an
average of 2 films per month
through entire agreement
• 2006 – Estimated an average $20-$25
million net revenue per release
• 2007 - Per-title net revenue will
likely increase by 20% in 2007 over
2006
• 2006 & 2007 - Anticipate releasing
approximately 30 direct-to-video
titles per year
• 2007 - Library Sales (>6 mos)
should represent an additional 20%-
30% of total net revenue
• 2006 - Net revenue expected to double
or triple over 2005
• 2007 - Net revenue expected to
increase by 25% over 2006
Revenue
Weinstein Division Genius Division Description
NOTE: The information in the chart include estimates derived from a preliminary analysis completed by GNPI management and do not constitute financial projections or guidance as to future results

CAPITALIZATION
Transaction capitalization summary:
Total
Genius Weinstein Common
Products (MM) Company (MM) Shares Equv. (MM)
Common Shares Outstanding 59.8 0.0 59.8
Common Shares Issuable to TWC
(1)
0.0 139.5 139.5
Options and Warrants
(2)
34.3 0.0 34.3
(2) Weighted Average Exercise Price of $1.96
(1) Common Shares Issuable to TWC convert to common on a 1: 1 basis and will increase on pro rata basis as options and warrants get excerised

ADDITIONAL GROWTH OPPORTUNITIES
•
Distribution of content from Rainbow IFC library
•
Content acquisition using proceeds from recent financing and excess operating cash flow
•
Margin improvement through acquisition of higher quality content
•
Leverage The Weinstein Company titles to expand Genius Brand content
•
Large distribution footprint and scalable platform for additional content and products
•
Cash from warrants is retained by GNPI for use in operations
•
Potential international opportunities

THANK YOU